UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2003

MAGMA DESIGN AUTOMATION, INC.

(Exact name of registrant as specified in its charter)

Commission File No.: 000-33213

Delaware	77-0454924
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2 Results Way, Cupertino, California	95014
(Address of principal executive offices)	(Zip Code)

(408) 864-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

EXPLANATORY NOTE

This Amendment to Form 8-K is being filed for the sole purpose of filing the letter dated July 11, 2003, from KPMG to the Securities and Exchange Commission, relating to registrant’s Item 4 disclosure in the Form 8-K filed June 27, 2003. Registrant received a copy of that letter on July 14, 2003.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from KPMG LLP, dated July 11, 2003, regarding Item 4 to the registrant’s Form 8-K filed June 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 14, 2003

MAGMA DESIGN AUTOMATION, INC.

By	/s/ GREGORY C. WALKER
Gregory C. Walker
Senior Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from KPMG LLP, dated July 11, 2003, regarding Item 4 to the registrant’s Form 8-K filed June 27, 2003.